                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 16, 2002
                                                          ----------------


                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                          0-26996                04-3279817
        --------                          -------                ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


     200 CLARENDON STREET, BOSTON, MA                              02116
 ----------------------------------------                        ----------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:       (617) 330-6700
                                                   ------------------------


                           NO CHANGE SINCE LAST REPORT
             ------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

The undersigned Registrant files the following information in accordance with Regulation FD Rule 100(a)(1):

                       Investors Financial Services Corp.
                              Financial Highlights
                                  Quarter Ended
                                 March 31, 2002

                                Table of Contents


Consolidated Statement of Income/Share Information            3

Condensed Consolidated Balance Sheet                          4

Average Balance Sheet                                         5

Asset Servicing Fees                                          6

                       INVESTORS FINANCIAL SERVICES CORP.
                        CONSOLIDATED STATEMENT OF INCOME
                              FOR THE QUARTER ENDED
                                 MARCH 31, 2002


(Dollars in thousands, except per share data)
--------------------------------------------------------------------------------

NET INTEREST INCOME
Interest income                                                                  $ 58,632
Interest expense                                                                   22,895
                                                                                 --------
         Net interest income                                                       35,737

NON-INTEREST INCOME
Asset servicing fees                                                               67,214
Other operating income                                                                584
                                                                                 --------
         Total non-interest income                                                 67,798

         NET OPERATING REVENUE                                                    103,535

OPERATING EXPENSES
Compensation and benefits                                                          49,930
Technology and telecommunications                                                   9,355
Transaction processing services                                                     6,530
Occupancy                                                                           5,763
Depreciation and amortization                                                       3,136
Professional Fees                                                                   1,472
Travel and sales promotion                                                          1,234
Other operating expenses                                                            2,569
                                                                                 --------
         Total Operating Expenses                                                  79,989
                                                                                 --------
         Income before income taxes & minority interest                            23,546
Provision for income taxes                                                          7,094
Minority interest expense, net of income taxes                                        397
                                                                                 --------
                    NET INCOME                                                   $ 16,055
                                                                                 ========

EARNINGS PER SHARE (DILUTED)                                                     $   0.48
                                                                                 ========


                                SHARE INFORMATION
                              FOR THE QUARTER ENDED
                                 MARCH 31, 2002

Common Stock Outstanding at March 31, 2002                                      32,130,032
Weighted Average Diluted Shares at March 31, 2002                               33,233,168

                       INVESTORS FINANCIAL SERVICES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002


(Dollars in thousands)

ASSETS
Federal funds sold and short-term investments                                 $       --
Securities held to maturity                                                    3,306,255
Securities available for sale                                                  1,990,680
Loans, net of reserve                                                            135,177
Non-marketable equity securities                                                  50,000
Goodwill, net                                                                     79,969
Other assets                                                                     187,588
                                                                              ----------
         TOTAL ASSETS                                                         $5,749,669
                                                                              ==========

LIABILITIES
Interest-bearing deposits                                                     $1,774,965
Non-interest bearing deposits                                                    390,070
                                                                              ----------
         Total deposits                                                        2,165,035
Short-term and other borrowings                                                3,114,629
Other liabilities                                                                 82,647
                                                                              ----------
         TOTAL LIABILITIES                                                     5,362,311

Minority interest/trust preferred securities                                      24,281

Stockholders' Equity                                                             363,077
                                                                              ----------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $5,749,669
                                                                              ==========

                       INVESTORS FINANCIAL SERVICES CORP.
                              AVERAGE BALANCE SHEET
                                 MARCH 31, 2002


(Dollars in thousands)                                        AVERAGE                        AVERAGE
                                                              BALANCE         INTEREST      YIELD/COST
                                                             ----------       --------     -----------
Interest-earning assets
Federal funds sold and securities purchased
     under resale agreements                                 $   15,733       $    67          1.70%
Investment securities                                         4,978,413        57,560          4.62%
Loans                                                           110,961         1,005          3.62%
                                                             ----------       -------        -------
Total interest-earning assets                                 5,105,107        58,632          4.59%
Allowance for loan losses                                          (100)
Non-interest earning assets                                     321,702
                                                             ----------
         TOTAL ASSETS                                        $5,426,709
                                                             ==========

INTEREST-BEARING LIABILITIES
Deposits:
         Demand                                              $    1,934       $     2          0.41%
         Savings                                              1,756,182        10,568          2.41%
         Time                                                     5,648            24          1.70%
Short-term borrowings                                         2,424,851         7,601          1.25%
Other borrowings                                                396,667         4,700          4.74%
                                                             ----------       -------        -------
Total interest-bearing liabilities                            4,585,282        22,895          2.00%
                                                                              -------
Noninterest-bearing liabilities
         Demand deposits                                        230,090
         Savings                                                 80,610
         Non-interest bearing time deposits                      90,000
         Other liabilities                                       59,498
                                                             ----------
Total liabilities                                             5,045,480
Trust preferred stock                                            24,277
Equity                                                          356,952
                                                             ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $5,426,709
                                                             ==========

Net interest income                                                            35,737
                                                                              =======

Net interest margin                                                                            2.80%
                                                                                             =======

Average interest rate spread                                                                   2.59%
                                                                                             =======
Ratio of interest-earning assets to
   interest-bearing liabilities                                                              111.34%
                                                                                             =======

                    INVESTORS FINANCIAL SERVICES CORP.
                            ASSET SERVICING FEES
                          FOR THE QUARTER ENDED
                                MARCH 31, 2002

ASSET SERVICING FEES BY SERVICE LINES:
-------------------------------------------------------------------

Custody, accounting, transfer agency, and
     administration                                         $53,808
Foreign Exchange                                              4,856
Cash Management                                               4,194
Securities Lending                                            2,638
Investment Advisory                                           1,718
                                                            -------
TOTAL                                                       $67,214
                                                            =======

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INVESTORS FINANCIAL SERVICES CORP.


                                            By: /s/ Kevin J. Sheehan
                                                ------------------------------
                                                Kevin J. Sheehan
                                                Chief Executive Officer and
                                                Chairman of the Board



Dated:  April 16, 2002